UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 4, 2009
SEACOAST BANKING CORPORATION OF FLORIDA

(Exact name of registrant as specified in its charter)

Florida	001-13660	59-2260678

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number	Identification No.)

815 Colorado Avenue
Stuart, Florida	34994

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (772) 287-4000
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
     This Amendment No. 1 amends Exhibit 99.1 to the Current Report on Form 8-K filed by Seacoast Banking Corporation of Florida (the “Company”) with the Securities and Exchange Commission on July 30, 2009 in order to revise the “Financial Highlights” table contained therein to identify certain measures relating to tangible book value per share, tangible common equity per share and the ratio of tangible common equity to tangible assets as non-GAAP financial measures and to provide a reconciliation to the most clearly comparable GAAP measures. Subsequent to the July 30, 2009 Report on Form 8-K, the Company determined to take an impairment charge to eliminate the Company’s goodwill asset. The effects of this charge are reflected in our Quarterly Report on Form 10-Q as of and for the period ended June 30, 2009.
     The following are furnished and not filed under the Securities Exchange Act of 1934, as amended.
Item 2.02 Results of Operations and Financial Condition.
     The table below contains financial information determined by methods other than those prescribed by accounting principles generally accepted in the United States of America (“GAAP”). Seacoast’s management uses these “non-GAAP” financial measures in its analysis of the Company’s performance. Seacoast’s management uses these measures to assess the quality of capital and believes that investors may find it useful in their analysis of the Company. Such capital measures are not necessarily comparable to similar capital measures that may be presented by other companies. Seacoast’s management believes that these non-GAAP financial measures provide a greater understanding of ongoing operations and enhance comparability.

FINANCIAL HIGHLIGHTS(Unaudited)
SEACOAST BANKING CORPORATION OF FLORIDA AND SUBSIDIARIES
	Three Months Ended		Six Months Ended
(Dollars in thousands,	June 30,		June 30,
except per share data)	2009	2008	2009	2008
Summary of Earnings
Net income (loss)	$(13,187)	$(21,316)	$(17,497)	$(19,553)
Net income (loss), available to common shareholders	(14,124)	(21,316)	(19,821)	(19,553)
Net interest income (1)	18,987	20,234	37,228	40,796
Performance Ratios
Return on average assets-GAAP basis (2), (3)	(2.34)%	(3.65)%	(1.54)%	(1.67)%
Return on average tangible assets (2), (3), (4)	(2.33)	(3.70)	(1.54)	(1.68)
Return on average shareholders’ equity-GAAP basis (2), (3)	(25.07)	(39.79)	(16.77)	(18.22)
Net interest margin (1), (2)	3.65	3.69	3.54	3.71
Per Share Data
Net income (loss) diluted-GAAP basis	$(0.74)	$(1.12)	$(1.04)	$(1.03)
Net income (loss) basic-GAAP basis	(0.74)	(1.12)	(1.04)	(1.03)
Cash dividends declared	0	0.16	0.01	0.32

	June 30,	Increase/(Decrease)
	2009	2008
Credit Analysis
Net charge-offs year-to-date	$23,649	$37,942	(37.7)%
Net charge-offs to average loans	2.89%	4.07%	(29.0)
Loan loss provision year-to-date	$37,879	$47,737	(20.6)
Allowance to loans at end of period	2.75%	1.75%	57.1
Nonperforming loans	$126,758	$76,224	66.3
Other real estate owned	23,259	4,547	411.6

Total nonperforming assets	150,017	80,771	85.7
Restructured loans (accruing)	14,789	11	n/m
Nonperforming assets to loans and other real estate owned at end of period	9.33%	4.45%	109.7
Nonperforming assets to total assets	6.86	3.52	95.5
Selected Financial Data
Total assets	$2,186,548	$2,296,999	(4.8)
Securities — Available for sale (at fair value)	337,746	255,798	32.0
Securities — Held for investment (at amortized cost)	22,299	29,913	(25.5)
Net loans	1,540,722	1,777,090	(13.3)
Deposits	1,756,422	1,890,401	(7.1)
Total shareholders’ equity	198,368	190,182	4.3
Common shareholders’ equity	153,956	190,182	(19.0)
Book value per share common	8.03	9.90	(18.8)
Tangible book value per share(5)	7.50	6.99	7.3
Tangible common equity per share (6)	5.19	6.99	(25.8)
Average shareholders’ equity to average assets	9.40%	9.17%	2.6
Tangible common equity to tangible assets (6)	4.66	6.00	(22.3)
Average Balances (Year-to-Date)
Total assets	$2,285,808	$2,353,639	(2.9)
Less: Intangible assets	54,874	56,133	(2.2)

Total average tangible assets	$2,230,934	$2,297,506	(2.9)

Total equity	$214,782	$215,865	(0.5)
Less: Intangible assets	54,874	56,133	(2.2)

Total average tangible equity	$159,908	$159,732	0.1

n/m = not meaningful

(1)	Calculated on a fully taxable equivalent basis using amortized cost.

(2)	These ratios are stated on an annualized basis and are not necessarily indicative of future periods.

(3)	The calculations of ROA and ROE do not include the mark-to-market unrealized gains (losses) because the unrealized gains (losses) on available for sale securities are not included in net income (loss).

(4)	The Company believes the returns on average assets and equity, excluding the effects of noncash amortization expense on intangible assets, is a better measurement of the Company’s trend in earnings growth.

(5)	Tangible book value per share is a non-GAAP financial measure. A reconciliation of tangible book value to shareholders equity is presented below.

	June 30,
	2009	2008
Total shareholders’ equity	$198,368	$190,182
Less: goodwill and intangible assets	54,564	55,823

Tangible book value	$143,804	$134,359
Divided by: total shares outstanding	19,170,788	19,219,113
Tangible book value per common share	$7.50	$6.99

(6)	Tangible common equity per share and the ratio of tangible common equity to tangible assets are “non-GAAP” financial measures. A reconciliation of tangible common equity to shareholders equity and tangible assets to total assets is presented below.

	June 30,
	2009	2008
Total shareholders equity	$198,368	$190,182
Less: preferred stock	44,412	0
Less: intangible assets	54,564	55,823

Tangible common equity	$99,392	$134,359
Divided by: total shares outstanding	19,170,788	19,219,113
Tangible common equity per share	$5.19	$6.99
Total assets	$2,186,548	$2,296,999
Less: intangible assets	54,564	55,823

Tangible assets	$2,131,984	$2,241,176
Tangible common equity to tangible assets	4.66%	6.00%
     The foregoing information (including the exhibit hereto) is being furnished under “Item 2.02 Results of Operations and Financial Condition” and “Item 7.01 Regulation FD Disclosure.” Such information (including the exhibit hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 7.01 Regulation FD Disclosure.
     See “Item 2.02 Results of Operations and Financial Condition” above.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACOAST BANKING CORPORATION OF FLORIDA
(Registrant)

Dated: August 5, 2009	By:	/S/ Dennis S. Hudson, III
	Name:	Dennis S. Hudson, III
	Title:	Chairman and Chief Executive Officer